SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                          FORM 8-K



                      CURRENT REPORT
           Pursuant to section 13 of 15(d) of the Securities
                    Exchange Act of 1934


          Date of Report (Date of earliest event reported):
                       December 2, 1999


                   Network Six, Inc.
   (Exact name of registrant as specified in its charter)

               Commission File No. 0-21038

    Rhode Island                         05-036-6090
(State or other jurisdiction of       (I.R.S. Employer
                                      Identification No.)
  incorporation or organization)


         475 Kilvert Street, Warwick, Rhode Island  02886
  (Address of principal executive offices, including zip code)

                      (401) 732-9000
      (Registrant's telephone number, including area code)

Item 5. Other Events

           The December 1, 1999 Press Release of the Registrant attached hereto as EXHIBIT 99 is incorporated herein by reference.

Item 7 (c)    Exhibits

99   Press Release, dated December 1, 1999, of Network Six, Inc.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Network Six, Inc.
                            -----------------------
                               (Registrant)

Date:  December 2, 1999         By: /s/ James J. Ferry
                                   James J. Ferry
                                   Vice President, Finance/Administration and
                                   Chief Financial Officer

Network Six, Inc.
Current Report on Form 8-K
Dated December 1, 1999

Exhibit Index

Exhibit
   No.                                        Exhibits

99 Press Release dated December 1, 1999
                                             EXHIBIT 99

NETWORK SIX NAMES JAMES J. FERRY
NEW FINANCE CHIEF


Kenneth C. Kirsch, President and CEO
Or
James J. Ferry, Vice President, Finance/Administration and CFO
December 1, 1999


Warwick, RI: Network Six, Inc. (NASDAQ: NWSS) announced that it has named James J. Ferry Vice President of Finance and Administration, Chief Financial Officer and Treasurer. In this role, Mr. Ferry, who is 45 years old, will be responsible for all corporate financial activities as well as human resources and administration.

Mr. Ferry has over 20 years of financial management experience and comes to Network Six from Invensys Thermal Systems, a global leader in the thermal systems industry selling under the Elmwood Sensors and Fenwal Electronics brand names, where he held the position of Vice President of Finance and Administration. While at Invensys Thermal Systems, Mr. Ferry developed a detailed strategic growth plan for the company. Previously, Mr. Ferry was the Chief Financial Officer of Fenwal Electronics. Mr. Ferry has also held a variety of financial positions in both the electronics and automotive industries.

Mr. Ferry has a Master of Business Administration degree from Northeastern University and a Bachelor of Science in Accounting from Providence College.

Dorothy M. Cipolla, who had been the Company's Chief Financial Officer and Treasurer, recently resigned in connection with an out of state relocation with her family.


Network Six is a full service systems integrator, providing information technology solutions that enable its customers to become more effective and efficient. Network Six's services include management consulting, network design, network and application implementation, training, outsourcing, maintenance and support. Network Six's stock is traded on the NASDAQ SmallCap Market under the symbol NWSS. Its website is http://www.networksix.com.

This report contains forward-looking statements reflecting the Company's expectations or beliefs concerning future events that could materially affect Company performance in the future. All forward-looking statements are subject to the risks and uncertainties inherent with predictions and forecasts. Please refer to the Company's 10Q for September 30, 1999 or 10K for December 31, 1998 for more discussion and information.